UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2005

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

510 Bering Drive

Suite 500

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company’s expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On or about March 31, 2005, the Company, following approval by the Board of Directors upon recommendation of the Compensation Committee, paid the following annual incentive awards to the named executive officers (as defined in Regulation S-K, item 402(a)(3)) of the Company set forth below:

Name and Principal Position	2004 Annual Incentive*
John P. Kelly	$740,586
Chief Executive Officer, President and Director

W. Benjamin Moreland	$421,978
Executive Vice President and Chief Financial Officer

E. Blake Hawk	$364,921
Executive Vice President and General Counsel

Michael P. Schueppert	$205,426
Senior Vice President and President – Crown Castle Mobile Media

Edward W. Wallander*	$334,312
Former President and Chief Operating Officer, Crown Castle USA

* As disclosed in a Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on February 8, 2005, Mr. Wallander resigned from the Company effective February 11, 2005.

The 2004 annual incentive awards shown in the table above were approved pursuant to the Company’s 2004 Annual Incentive Plan and were based on the Compensation Committee’s evaluation of the achievement of Corporate and Business Unit Adjusted EBITDA and Free Cash Flow performance goals for 2004, together with individual performance goals.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(c) Effective April 1, 2005, Rob A. Fisher, 39, has been appointed Vice President and Controller of the Company, becoming the Company’s principal accounting officer. From November 2001 through April 1, 2005, Mr. Fisher served as the Corporate Controller of Crown Castle USA, Inc. From June 1987 to June 1997 and from December 1998 to November 2001, Mr. Fisher worked in the audit department of the Pittsburgh office of KPMG LLP, achieving the title of Senior Manager. From June 1997 to December 1998, Mr. Fisher was the Manager of Internal Audit at Equitable Resources Inc.

Pursuant to a Confidentiality and Non-Compete Agreement entered into with Mr. Fisher, the Company is required to provide the following severance benefits to Mr. Fisher if he is terminated without cause (as defined in the agreement) or if he terminates his employment with good reason (as defined in the agreement):

•	a payment equal to one year of his base salary (payable at the Company’s option in a lump sum or in equal installments over one year), and

•	continued medical insurance benefits for one year.

The Confidentiality and Non-Compete agreement also contains provisions that generally prohibit Mr. Fisher, for a period of one year following the termination of his employment with the Company, from (1) engaging in business activities relating to wireless communication towers, wireless transmitting facilities or other business activities in which the Company or any of its affiliates is engaged in the United States, Australia and other jurisdictions where the Company does business and (2) soliciting employees of the Company and its affiliates.

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ITEM 7.01 – REGULATION FD DISCLOSURE

The Company is furnishing as Exhibit 99.1 hereto the following unaudited pro forma condensed consolidated financial information, which is based on the historical financial statements of the Company and its majority and wholly-owned subsidiaries, adjusted to give effect to (i) the sale of the Company’s UK subsidiary, CCUK, to NGG Telecoms Investment Limited, an affiliate of National Grid Transco plc, which was completed on August 31, 2004 and (ii) the repayment of the Company’s 2000 Credit Facility, contemporaneously with the closing of the sale of CCUK (“Transactions”):

(1) Unaudited Pro Forma Condensed Consolidated Statement of Operations Information for the year ended December 31, 2004; and

(2) Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations Information.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations Information for the year ended December 31, 2004 gives effect to the Transactions as if they had occurred as of January 1, 2004.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

As described in Item 7.01 of the Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Crown Castle International Corp.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: April 6, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Crown Castle International Corp.

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